                    TABLE OF CONTENTS

Letter to Shareholders...........................   1
Performance Results..............................   5
Portfolio of Investments.........................   6
Statement of Assets and Liabilities..............   9
Statement of Operations..........................  10
Statement of Changes in Net Assets...............  11
Financial Highlights.............................  12
Notes to Financial Statements....................  13

VTF SAR 6/97

                             LETTER TO SHAREHOLDERS

June 5, 1997

Dear Shareholder,
    As mentioned in your previous
report, VK/AC Holding, Inc., the parent
company of Van Kampen American Capital,
Inc., was acquired by Morgan Stanley
Group Inc., a world leader in asset
management. More recently, on February
5, 1997, Morgan Stanley Group Inc. and                   [PHOTO]
Dean Witter, Discover & Co. announced
their agreement to merge, and you         DENNIS J. MCDONNELL AND DON G. POWELL
received a proxy in April. The merger
was completed on May 31, 1997, creating
the combined company of Morgan Stanley, Dean Witter, Discover & Co. This preeminent global financial services firm boasts a market capitalization of $21 billion and leading market positions in securities, asset management, and credit services. As the financial industry continues to witness unprecedented consolidations and new partnerships, we believe that those firms that are leaders in all facets of their business will be able to offer investors the greatest opportunities and services as we move into the next century. We are confident that this merger will provide investors with those benefits.

ECONOMIC REVIEW
    Bond prices were volatile during the six months ended April 30, 1997. Prices initially rose as the economy slowed, erasing fears of an interest rate hike by the Federal Reserve Board. The November election of a Democratic president and Republican Congress was positive for bonds because the split government was viewed as a restraint on spending increases that could potentially swell the budget deficit. In addition, support diminished for radical tax reform that could threaten the tax-free status of municipal bonds.
    By the beginning of 1997, the situation changed. Bond prices began to fall as the economy picked up speed, culminating in a 5.60 percent annualized growth rate in the first quarter. This strength, coupled with warnings by Fed Chairman Alan Greenspan that tighter monetary policy might be appropriate, reignited fears of a rate hike. On March 25, the Fed raised short-term rates by a modest
0.25 percent, which sent the 30-year Treasury bond yield above 7.00 percent for the first time in six months. By the end of April, the 30-year Treasury bond yield slipped back below 7.00 percent as the market turned its attention to positive news about inflation, and bonds recovered some of their earlier losses.
    Throughout most of the six months ended April 30, municipal bonds generally outperformed Treasuries. Between October 31 and April 30, yields on long-term municipal revenue bonds rose 21 basis points, while yields on 30-year Treasury bonds jumped 31 basis points. Because bond yields move in the opposite direction of prices, the smaller

                                                           Continued on page two
increase in municipal yields meant that municipal bond prices did not fall as sharply as Treasury bond prices did. A relatively stable supply of new issues, combined with an increase in retail demand, contributed to the improved performance of municipal bonds.
    In Florida, economic growth was strong and outpaced the national average. As a result, the state government collected higher-than-expected revenues which, combined with spending restraint, helped to boost reserves. Although these economic factors were positive for the Florida municipal bond market, a large supply of Florida bonds in early 1997 had a slightly negative impact on state municipal bond prices. That pressure on prices was lifted when the increase in the yields of Florida bonds, which move in the opposite direction of prices, attracted more buyers for the securities.

FUND STRATEGY
    In managing the Trust, we maintained a heavy weighting in high-quality bonds during the period. As of April 30, 74 percent of the Trust's long-term investments were AAA-rated, the highest credit rating assigned to bonds by the Standard & Poor's Ratings Group. In addition, approximately 23 percent of long-term investments were rated AA or A, and approximately 3 percent were rated BBB, the lowest rating Standard & Poor's assigns to bonds in the investment-grade category. AAA-rated bonds are extremely liquid because most are insured. They provide the potential for safety of principal but have tended to perform better when interest rates are falling, which was not the case for most of the period. BBB-rated securities have tended to outperform when rates are rising and have the potential to provide additional income.

                            [CREDIT QUALITY GRAPH]

Portfolio Composition by Credit Quality as a Percentage of Long-Term
   Investments as of April 30, 1997

AAA............     74.0%
AA.............     20.9%
A..............      2.2%
BBB............      2.9%


Based upon credit quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.

    Portfolio turnover was minimal during the period because market conditions offered few opportunities to add value over existing holdings. The average yield of bonds in the portfolio was higher than market yields, and spreads between the yields of AAA-rated bonds and lower-rated bonds were tight. These spreads remained narrow due to the increasing number of insured bonds in the municipal market. As a result, there was often not enough yield reward to justify the additional credit risk of purchasing lower-rated securities.
    Sales focused on high-coupon bonds priced to short calls, while purchases emphasized longer-maturity bonds and higher-discount par bonds to enhance the portfolio's call protection and income. In other words, we hope to lessen the concentration

                                                         Continued on page three
of bonds that can be called at any one time. (A bond that is priced at its face value is selling at par. If it is priced below par, it is selling at a discount. Conversely, a bond priced above par is selling at a premium.) When buying new securities for the portfolio, we attempt to identify those bonds that we believe will outperform within a particular sector and that can be purchased at an attractive price. We believe this "bottom-up" approach, supported by our research, provides significant added value to the portfolio.
    We shortened the Trust's duration slightly during the period. Duration, which is expressed in years, is a measure of a portfolio's sensitivity to interest rate movements. Portfolios with long durations have tended to perform better when rates are falling, and portfolios with short durations have tended to perform better when rates are rising. The shortened duration reduced the Trust's volatility to interest rate increases over the previous six months. At the end of the period, the Trust's duration stood at 6.83 years compared to the duration of the Lehman Brothers Florida Municipal Bond Index benchmark, which was 8.31 years. We look to lengthen the Trust's duration in the future as we seek to add longer-term bonds to the portfolio, but we recognize that opportunities to do so may be limited.

                         [DISTRIBUTION HISTORY GRAPH]

Six-month Distribution History
For the Period Ended April 30, 1997

                         Distribution per Share

                  Dividends        Capital Gains
Nov 1996            $.0825            $.1593
Dec 1996            $.0825
Jan 1997            $.0825
Feb 1997            $.0825
Mar 1997            $.0825
Apr 1997            $.0825


The dividend and/or capital gains history represents past performance of the Trust and does not predict the Trust's future distributions.

PERFORMANCE SUMMARY

    We are pleased to report that the Van Kampen American Capital Trust for Investment Grade Florida Municipals continued its positive performance over the first half of its fiscal year. For the six-month period ended April 30, 1997, the Trust generated a total return at market price of 3.53 percent(1). The Trust offered a tax-exempt distribution rate of 6.00 percent(3), based on the closing common stock price of $16.50 per share on April 30, 1997. Because income from the Trust is exempt from federal income tax, this distribution rate represents a yield equivalent to a taxable investment earning 9.38 percent(4) (for investors in the 36 percent federal income tax bracket). At the end of

                                                          Continued on page four
the reporting period, the closing share price of the Trust traded at a 2.42 percent discount to its net asset value of $16.91.
    The Trust declared a capital gains distribution of $0.0768 per share payable on December 31, 1996, due to the sale of some assets that had appreciated in value.

TOP FIVE PORTFOLIO INDUSTRY HOLDINGS BY SECTOR AS OF APRIL 30, 1997*

    Public Education........................   21.5%
    Health Care.............................   18.8%
    Retail Electric/Gas/Telephone...........   13.5%
    General Purpose.........................   12.4%
    Water & Sewer...........................    8.9%

    *As a Percentage of Long-Term Investments

MUNICIPAL MARKET OUTLOOK
    We continue to see signs of a strong economy, although we do not expect the unusually brisk growth rate of the first quarter to be sustained throughout the year. As a result, we believe the Fed will monitor the economy closely and take aggressive action to control growth if inflation picks up or the high growth rate is sustained. However, if growth slows, we believe the Fed will leave rates unchanged. Given this outlook, we expect that yields on the 30-year Treasury bond will range between 6.75 and 7.40 percent for the remainder of the year, with higher levels occurring early and lower yields dominating the second half of 1997. Although short-term interest rates have risen, this has not had a significant impact on the leveraged structure of the Trust.
    We believe the Trust is positioned to perform well in the coming months, and we do not anticipate major structural changes in the portfolio. In light of our expectations for interest rates, we will continue to maintain a slightly defensive posture by keeping a relatively short duration for the portfolio and adjusting the duration when prudent. We will also continue to seek a balance between the Trust's total return and its dividend income, as well as to add value through security selection. Thank you for your continued confidence in Van Kampen American Capital and your Trust's team of managers.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

                                               Please see footnotes on page five

            PERFORMANCE RESULTS FOR THE PERIOD ENDED APRIL 30, 1997

             VAN KAMPEN AMERICAN CAPITAL TRUST FOR INVESTMENT GRADE
                               FLORIDA MUNICIPALS
                           (NYSE TICKER SYMBOL--VTF)

 COMMON SHARE TOTAL RETURNS
Six-month total return based on market price(1)............    3.53%
Six-month total return based on NAV(2).....................     .92%

 DISTRIBUTION RATES

Distribution rate as a % of closing common stock price(3)..    6.00%
Taxable-equivalent distribution rate as a % of closing
  common stock price(4)....................................    9.38%

 SHARE VALUATIONS

Net asset value............................................  $ 16.91
Closing common stock price.................................  $16.500
Six-month high common stock price (03/04/97)...............  $16.750
Six-month low common stock price (12/17/96)................  $15.625
Preferred share rate(5)....................................   3.570%

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 36% federal income tax bracket.

(5) See "Notes to Financial Statements" footnote #4, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

Market forecasts provided in this report may not necessary come to pass.

                            PORTFOLIO OF INVESTMENTS

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                             Description                     Coupon     Maturity  Market Value
---------------------------------------------------------------------------------------------------
                 MUNICIPAL BONDS
                 FLORIDA  96.0%
$       2,250    Alachua Cnty, FL Hlth Fac Auth Hlth Fac Rev
                 Santa Fe Hlthcare Fac (Prerefunded @
                 11/15/00).......................................   7.600%   11/15/13  $  2,503,012
        1,000    Alachua Cnty, FL Hlth Fac Auth Hlth Fac Rev
                 Shands Hosp at the Univ of FL (MBIA Insd).......   6.000    12/01/11     1,018,900
        1,000    Alachua Cnty, FL Hlth Fac Auth Hlth Fac Rev
                 Shands Hosp at the Univ of FL (MBIA Insd).......   5.750    12/01/15       998,240
        1,000    Bay Cnty, FL Sch Brd Ctfs Partn (AMBAC Insd)....   6.750    07/01/12     1,094,490
        3,000    Brevard Cnty, FL Hlth Fac Auth Wuesthoff Mem
                 Hosp Ser B Rfdg (Prerefunded @ 04/01/02) (MBIA
                 Insd)...........................................   7.200    04/01/13     3,353,220
        1,765    Cape Coral, FL Spl Oblig Rev Wastewtr Impt (FSA
                 Insd)...........................................   6.375    06/01/12     1,868,835
        1,725    Collier Cnty, FL Cap Impt Rev Rfdg (FGIC
                 Insd)...........................................   5.750    10/01/13     1,735,764
        2,290    Dade Cnty, FL Hsg Fin Auth Single Family Mtg Rev
                 Ser D Rfdg (FSA Insd) (c).......................   6.950    12/15/12     2,417,507
        2,140    Dade Cnty, FL Sch Brd Ctfs Partn Ser A (MBIA
                 Insd)...........................................   5.750    05/01/09     2,187,487
        5,325    Dade Cnty, FL Spl Oblig Cap Apprec Bond Ser B
                 Rfdg (AMBAC Insd)...............................       *    10/01/27       830,540
        2,000    Duval Cnty, FL Sch Dist Rfdg (AMBAC Insd).......   6.300    08/01/08     2,133,680
        1,000    Escambia Cnty, FL Pollutn Ctl Rev Champion Intl
                 Corp Proj.......................................   6.900    08/01/22     1,062,200
        3,100    Escambia Cnty, FL Sch Brd Ctfs Partn
                 (Prerefunded @ 02/01/02) (FSA Insd).............   6.375    02/01/12     3,302,988
        1,900    Escambia Cnty, FL Sch Brd Ctfs Partn (FSA
                 Insd)...........................................   6.375    02/01/12     1,986,659
        1,250    Florida Agriculture & Mechanical Univ Rev
                 Student Apt Fac (MBIA Insd).....................   6.500    07/01/23     1,331,425
          775    Florida Hsg Fin Agy Crossings Indian Run Apts V
                 (AMBAC Insd)....................................   6.100    12/01/26       776,225
        3,000    Florida Hsg Fin Agy Homeowner Mtg Ser 3.........   6.350    07/01/28     3,061,650
        4,000    Florida St Brd Edl Cap Outlay Pub Edl Ser A Rfdg
                 (Prerefunded @ 06/01/00)........................       *    06/01/12     1,511,480
        5,000    Florida St Brd Edl Cap Outlay Pub Edl Ser C
                 (Prerefunded @ 06/01/02)........................   6.625    06/01/22     5,442,950
          250    Florida St Brd Regt Univ Sys Impt Rev (MBIA
                 Insd) (b).......................................   5.625    07/01/19       246,860
        1,810    Florida St Div Bond Fin Dept Genl Svcs Rev Dept
                 Natural Res Preservation 2000 Ser A (MBIA
                 Insd)...........................................   6.250    07/01/13     1,894,002
        2,775    Florida St Muni Pwr Agy Rev All Requirements Pwr
                 Supply Proj (AMBAC Insd)........................   5.100    10/01/25     2,511,264
        2,500    Florida St Muni Pwr Agy Rev All Requirements Pwr
                 Supply Proj (Prerefunded @ 10/01/02) (AMBAC
                 Insd)...........................................   6.250    10/01/12     2,707,850
        4,750    Florida St Muni Pwr Agy Rev Stanton Il Proj
                 (Prerefunded @ 10/01/02) (AMBAC Insd)...........   6.000    10/01/27     5,088,865
          195    Greater Orlando Aviation Auth Orlando, FL Arpt
                 Fac Rev (Prerefunded @ 10/01/98)................   8.250    10/01/08       209,276

                                               See Notes to Financial Statements

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                             Description                     Coupon     Maturity  Market Value
---------------------------------------------------------------------------------------------------
                 FLORIDA (CONTINUED)
$       3,000    Hillsborough Cnty, FL Hosp Auth Hosp Rev Tampa
                 Genl Hosp Proj Rfdg (FSA Insd)..................   6.375%   10/01/13  $  3,153,330
        1,500    Hillsborough Cnty, FL Indl Dev Auth Pollutn Ctl
                 Rev Tampa Elec Co Proj Ser 92 Rfdg..............   8.000    05/01/22     1,734,915
        2,500    Jacksonville, FL Elec Auth Rev Bulk Pwr Supply
                 Scherer (Prerefunded @ 10/01/00)................   6.750    10/01/16     2,699,025
        1,000    Jacksonville, FL Hosp Rev Univ Med Cent Inc Proj
                 (Connie Lee Insd)...............................   6.500    02/01/11     1,060,770
        2,250    Jacksonville, FL Hosp Rev Univ Med Cent Inc Proj
                 (Connie Lee Insd)...............................   6.600    02/01/21     2,386,328
        2,000    Jacksonville, FL Wtr & Swr Dev Rev Jacksonville
                 Suburban Util...................................   6.750    06/01/22     2,124,160
        2,500    Jupiter, FL Wtr Rev Ser A Rfdg (AMBAC Insd).....   6.250    10/01/18     2,602,175
        9,970    Lakeland, FL Elec & Wtr Rev.....................       *    10/01/13     3,936,854
        2,230    Lakeland, FL Elec & Wtr Rev.....................   5.750    10/01/19     2,260,596
        1,000    Martin Cnty, FL Indl Dev Auth Indl Dev Rev
                 Indiantown Cogeneration Proj A Rfdg.............   7.875    12/15/25     1,129,840
        2,500    North Broward, FL Hosp Dist Hosp Rev
                 (Prerefunded @ 01/01/02) (MBIA Insd)............   6.500    01/01/12     2,710,825
        2,000    Ocala, FL Util Sys Rev Subser A Rfdg (AMBAC
                 Insd)...........................................   6.250    10/01/15     2,083,940
        1,000    Orange Cnty, FL Cap Impt Rev Rfdg (AMBAC
                 Insd)...........................................       *    10/01/12       421,000
        1,000    Orange Cnty, FL Cap Impt Rev Rfdg (AMBAC
                 Insd)...........................................       *    10/01/13       394,870
        1,940    Orange Cnty, FL Tourist Dev Tax Rev Ser B (AMBAC
                 Insd)...........................................   6.500    10/01/19     2,085,616
        1,240    Orlando & Orange Cnty Expwy Auth FL Expwy Rev Jr
                 Lien (Escrowed to Maturity) (FGIC Insd).........   6.000    07/01/21     1,297,561
        2,000    Osceola Cnty, FL Sch Brd Ctfs Partn Ser A
                 (Prerefunded @ 06/01/02) (AMBAC Insd)...........   6.250    06/01/07     2,159,420
        2,535    Oviedo, FL Pub Impt Rev Rfdg (MBIA Insd)........   6.500    10/01/18     2,725,277
        1,000    Palm Beach Cnty, FL Sch Brd Ctfs Partn Ser A
                 (AMBAC Insd)....................................   6.000    08/01/06     1,059,570
        2,750    Palm Beach Cnty, FL Sch Brd Ctfs Partn Ser A
                 (AMBAC Insd)....................................   6.375    08/01/15     2,906,695
        1,000    Pasco Cnty, FL Sch Brd Ctfs Partn Ser A
                 (Prerefunded @ 08/01/02) (FSA Insd).............   6.500    08/01/12     1,077,290
        1,000    Pembroke Pines, FL Cons Util Sys Rev (FGIC
                 Insd)...........................................   6.250    09/01/11     1,049,110
        2,390    Polk Cnty, FL Cap Impt Rev Rfdg (MBIA Insd).....   6.250    12/01/11     2,523,314
          110    Polk Cnty, FL Cap Impt Rev Rfdg (Prerefunded @
                 12/01/02) (MBIA Insd)...........................   6.250    12/01/11       119,332
        1,100    Saint Cloud, FL Util Rev Rfdg (MBIA Insd).......   6.375    08/01/15     1,152,305
        1,000    Saint Lucie Cnty, FL Sales Tax Rev (Prerefunded
                 @ 10/01/02) (FGIC Insd).........................   6.375    10/01/12     1,089,040
        2,000    Saint Lucie Cnty, FL Solid Waste Disp Rev FL Pwr
                 & Lt Co Proj....................................   6.700    05/01/27     2,131,500

                                               See Notes to Financial Statements

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                              Description                     Coupon    Maturity  Market Value
---------------------------------------------------------------------------------------------------
                 FLORIDA (CONTINUED)
$       3,000    Saint Petersburg, FL Hlth Fac Auth Rev Allegany
                 Hlth Sys Ser A (MBIA Insd)......................   7.000%   12/01/15  $  3,263,130
        1,000    Santa Rosa Bay Bridge Auth FL Rev...............   6.250    07/01/28       992,430
                                                                                       ------------
                                                                                        105,605,587
                                                                                       ------------
                 PUERTO RICO 3.0%
        3,000    Puerto Rico Comwlth Hwy & Tran Ser Y (Embedded
                 Cap) (FSA Insd) (d).............................   5.730    07/01/21     3,228,780
                                                                                       ------------
        TOTAL LONG-TERM INVESTMENTS  99.0%
                 (Cost $100,554,958) (a).............................................   108,834,367
        OTHER ASSETS IN EXCESS OF LIABILITIES  1.0%..................................     1,147,956
                                                                                       ------------
        NET ASSETS  100.0%...........................................................  $109,982,323
                                                                                       ============

* Zero coupon bond

(a) At April 30, 1997, cost for federal income tax purposes is $100,554,958; the aggregate gross unrealized appreciation is $8,289,868 and the aggregate gross unrealized depreciation is $10,459, resulting in net unrealized appreciation of $8,279,409.

(b) Securities purchased on a when issued or delayed delivery basis.

(c) Assets segregated as collateral for when issued or delayed delivery purchase commitments.

(d) An Embedded Cap security includes a cap strike level such that the coupon payment may be supplemented by cap payments if the floating rate index upon which the cap is based rises above the strike level. The price of these securities may be more volatile than the price of a comparable fixed rate security. The Trust invests in these instruments as a hedge against a rise in the short-term interest rates which it pays on its preferred shares. These derivative instruments are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on securities. Upon disposition, a realized gain or loss is recognized accordingly.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Long-Term Investments, at Market Value (Cost $100,554,958) (Note 1)..............  $108,834,367
Cash.............................................................................       165,281
Interest Receivable..............................................................     1,624,476
Other............................................................................         1,075
                                                                                   ------------
      Total Assets...............................................................   110,625,199
                                                                                   ------------
LIABILITIES:
Payables:
  Investments Purchased..........................................................       246,354
  Income Distributions -- Common and Preferred Shares............................       105,597
  Investment Advisory Fee (Note 2)...............................................        58,469
  Administrative Fee (Note 2)....................................................        17,991
  Affiliates (Note 2)............................................................         4,632
Accrued Expenses.................................................................       149,345
Deferred Compensation and Retirement Plans (Note 2)..............................        60,488
                                                                                   ------------
      Total Liabilities..........................................................       642,876
                                                                                   ------------
NET ASSETS.......................................................................  $109,982,323
                                                                                   ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 800 issued with liquidation preference of $50,000
  per share) (Note 4)............................................................  $ 40,000,000
                                                                                   ------------
Common Shares ($.01 par value with an unlimited number of shares
  authorized, 4,137,307 shares issued and outstanding)...........................        41,373
Paid in Surplus..................................................................    60,760,628
Net Unrealized Appreciation on Investments.......................................     8,279,409
Accumulated Undistributed Net Investment Income..................................       780,550
Accumulated Net Realized Gain on Investments.....................................       120,363
                                                                                   ------------
      Net Assets Applicable to Common Shares.....................................    69,982,323
                                                                                   ------------
NET ASSETS.......................................................................  $109,982,323
                                                                                   ============
NET ASSET VALUE PER COMMON SHARE ($69,982,323 divided by 4,137,307
   shares outstanding)...........................................................  $      16.91
                                                                                   ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

              For the Six Months Ended April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest...............................................................  $ 3,267,681
                                                                         -----------
EXPENSES:
Investment Advisory Fee (Note 2).......................................      358,411
Administrative Fee (Note 2)............................................      110,287
Preferred Share Maintenance (Note 4)...................................       54,119
Trustees Fees and Expenses (Note 2)....................................       12,833
Legal (Note 2).........................................................        3,525
Custody................................................................        3,514
Amortization of Organizational Costs (Note 1)..........................        2,001
Other..................................................................       55,274
                                                                         -----------
    Total Expenses.....................................................      599,964
                                                                         -----------
NET INVESTMENT INCOME..................................................  $ 2,667,717
                                                                         ===========
REALIZED AND UNREALIZED GAIN/LOSS ON INVESTMENTS:
Net Realized Gain on Investments.......................................  $   110,954
                                                                         -----------
Unrealized Appreciation/Depreciation on Investments:
  Beginning of the Period..............................................    9,673,579
  End of the Period....................................................    8,279,409
                                                                         -----------
Net Unrealized Depreciation on Investments During the Period...........   (1,394,170)
                                                                         -----------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS........................  $(1,283,216)
                                                                         ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS.............................  $ 1,384,501
                                                                         ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                    For the Six Months Ended April 30, 1997
                and the Year Ended October 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

                                                                Six Months Ended       Year Ended
                                                                April 30, 1997      October 31, 1996
----------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income......................................       $  2,667,717        $  5,331,751
Net Realized Gain on Investments..........................             110,954             568,431
Net Unrealized Depreciation on Investments
  During the Period.......................................          (1,394,170)            (79,877)
                                                                  ------------        ------------
Change in Net Assets from Operations......................           1,384,501           5,820,305
                                                                  ------------        ------------
Distributions from Net Investment Income:
  Common Shares...........................................          (2,047,860)         (4,054,388)
  Preferred Shares........................................            (595,494)         (1,406,134)
                                                                  ------------        ------------
                                                                    (2,643,354)         (5,460,522)
                                                                  ------------        ------------
Distributions from
  Net Realized Gain on Investments (Note 1):
  Common Shares...........................................            (317,538)                -0-
  Preferred Shares........................................            (113,072)                -0-
                                                                  ------------        ------------
                                                                      (430,610)                -0-
                                                                  ------------        ------------
Total Distributions.......................................          (3,073,964)         (5,460,522)
                                                                  ------------        ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES..............................................          (1,689,463)            359,783
NET ASSETS:
Beginning of the Period...................................         111,671,786         111,312,003
                                                                  ------------        ------------
End of the Period (Including accumulated undistributed net
  investment income of $780,550 and $756,187,
   respectively)..........................................        $109,982,323        $111,671,786
                                                                  ============        ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

  The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                                      March 27, 1992
                                Six Months                                            (Commencement
                                  Ended              Year Ended October 31            of Investment
                                April 30,    -------------------------------------    Operations) to
                                   1997       1996      1995      1994      1993     October 31, 1992
-----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
 the Period (a)................  $17.323     $17.236   $15.236   $17.963   $14.875       $14.697
                                 -------     -------   -------   -------   -------       -------
 Net Investment Income.........     .645       1.289     1.300     1.288     1.294          .596
 Net Realized and Unrealized
   Gain/Loss on Investments....    (.311)       .118     2.023    (2.731)    3.020          .107
                                 -------     -------   -------   -------   -------       -------
Total from Investment
 Operations....................     .334       1.407     3.323    (1.443)    4.314          .703
                                 -------     -------   -------   -------   -------       -------
Less:
 Distributions from Net
   Investment Income:
   Paid to Common
     Shareholders..............     .495        .980      .948      .936      .936          .390
   Common Share Equivalent of
     Distributions Paid to
     Preferred Shareholders....     .144        .340      .375      .257      .287          .135
 Distributions from Net
   Realized Gain on Investments
   (Note 1):
   Paid to Common
     Shareholders..............     .077         -0-       -0-      .071      .002           -0-
   Common Share Equivalent of
     Distributions Paid to
     Preferred Shareholders....     .027         -0-       -0-      .020      .001           -0-
                                 -------     -------   -------   -------   -------       -------
Total Distributions............     .743       1.320     1.323     1.284     1.226          .525
                                 -------     -------   -------   -------   -------       -------
Net Asset Value, End of the
 Period........................  $16.914     $17.323   $17.236   $15.236   $17.963       $14.875
                                 =======     =======   =======   =======   =======       =======
Market Price Per Share at End
 of the Period.................  $16.500     $16.500   $15.250   $13.500   $16.750       $14.875
Total Investment Return at
 Market Price (b)..............    3.53%*     14.89%    20.50%   (13.92%)   19.30%         1.74%*
Total Return at Net Asset Value
 (c)...........................     .92%*      6.32%    19.85%    (9.89%)   27.67%         1.65%*
Net Assets at End of the Period
 (In millions).................  $ 110.0     $ 111.7   $ 111.3   $ 103.0   $ 114.3       $ 101.5
Ratio of Expenses to Average
 Net Assets Applicable to
 Common Shares.................    1.70%       1.77%     1.79%     1.81%     1.76%         1.72%
Ratio of Expenses to Average
 Net Assets....................    1.09%       1.13%     1.12%     1.15%     1.12%         1.21%
Ratio of Net Investment Income
 to Average Net Assets
 Applicable to Common Shares
 (d)...........................    5.87%       5.51%     5.67%     6.15%     6.01%         5.11%
Portfolio Turnover.............       1%*        12%        6%       10%        9%            9%*

(a) Net Asset Value at March 27, 1992, is adjusted for common and preferred share offering costs of $.303 per common share.

(b) Total Investment Return at Market Price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total Return at Net Asset Value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based upon NAV.

(d) Net Investment Income is adjusted for common share equivalent of distributions paid to preferred shareholders.

 * Non-Annualized

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Trust for Investment Grade Florida Municipals (the "Trust") is registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income taxes and Florida state intangibles taxes, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of Florida municipal obligations rated investment grade at the time of investment. The Trust commenced investment operations on March 27, 1992.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

D. ORGANIZATIONAL COSTS--The Trust has reimbursed Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

the Trust's organization in the amount of $25,000. These costs were amortized on a straight line basis over the 60 month period ended March 25, 1997.

E. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

F. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays dividends from net investment income to common shareholders monthly. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Trust's Investment Advisory Agreement, Van Kampen American Capital Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .65% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to VKAC, the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the six months ended April 30, 1997, the Trust recognized expenses of approximately $16,600 representing VKAC's cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of VKAC. The Trust does not compensate its officers or trustees who are officers of VKAC.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit under the plan is equal to the trustees' annual retainer fee, which is currently $2,500.

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

    At April 30, 1997, VKAC owned 6,700 common shares of the Trust.

3. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments were $1,495,988 and $2,248,277, respectively.

4. PREFERRED SHARES
The Trust has outstanding 800 Auction Preferred Shares ("APS"). Dividends are cumulative and the dividend rate is currently reset every 28 days through an auction process. The rate in effect on April 30, 1997, was 3.570%. During the six months ended April 30, 1997, the rates ranged from 3.350% to 4.290%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

                FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

GLOBAL AND
INTERNATIONAL
   Global Equity Fund
   Global Government Securities Fund
   Global Managed Assets Fund
   Short-Term Global Income Fund
   Strategic Income Fund

EQUITY
Growth
   Aggressive Growth Fund
   Emerging Growth Fund
   Enterprise Fund
   Growth Fund
   Pace Fund
Growth & Income
   Comstock Fund
   Equity Income Fund
   Growth and Income Fund
   Harbor Fund
   Real Estate Securities Fund
   Utility Fund

FIXED INCOME
   Corporate Bond Fund
   Government Securities Fund
   High Income Corporate Bond Fund
   High Yield Fund
   Limited Maturity Government Fund
   Prime Rate Income Trust
   Reserve Fund
   U.S. Government Fund
   U.S. Government Trust for Income

TAX-FREE
   California Insured Tax Free Fund
   Florida Insured Tax Free
      Income Fund
   High Yield Municipal Fund
   Insured Tax Free Income Fund
   Intermediate Term Municipal Income Fund
   Municipal Income Fund
   New Jersey Tax Free Income Fund
   New York Tax Free Income Fund
   Pennsylvania Tax Free Income Fund
   Tax Free High Income Fund
   Tax Free Money Fund

MORGAN STANLEY
FUND, INC.
   Aggressive Equity Fund
   American Value Fund
   Asian Growth Fund
   Emerging Markets Fund
   Global Equity Allocation Fund
   Global Fixed Income Fund
   High Yield Fund
   International Magnum Fund
   Latin American Fund
   U.S. Real Estate Fund
   Worldwide High Income Fund

   Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us weekdays from 7:00 a.m. to 7:00 p.m. Central time at 1-800-341-2911 for Van Kampen American Capital funds, or 1-800-282-4404 for Morgan Stanley retail funds.

   VAN KAMPEN AMERICAN CAPITAL TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
DENNIS J. MCDONNELL*--Chairman
THEODORE A. MYERS
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and
  Chief Financial Officer

CURTIS W. MORELL*
  Vice President and
  Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
  Vice President


INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1997 All rights reserved.

(SM) denotes a service mark of
   Van Kampen American Capital Distributors, Inc.